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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                      ----------------------------------


                                 FORM 8-K/A
                              (AMENDMENT NO. 2)

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  March 22, 1995


                      ----------------------------------


                        PRIDE PETROLEUM SERVICES, INC.
            (Exact name of registrant as specified in its charter)



         Louisiana                  0-16961                 76-0069030
(State or other jurisdiction      (Commission            (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)



                        1500 City West Blvd., Suite 400
                             Houston, Texas  77042
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (713) 789-1400


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      The following documents are included as part of this report:

      (b)  Pro Forma Financial Information.

           Pride Petroleum Services, Inc.
              Unaudited Pro Forma Financial Statements. . . . . . . . .    3
              Unaudited Pro Forma Statement of Operations . . . . . . .    4
              Notes to Unaudited Pro Forma Financial Statements . . . .    5
















































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                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

      In March 1995, Pride Petroleum Services, Inc. (the "Company" or "Pride") acquired all of the outstanding capital stock of X-Pert Enterprises, Inc. ("X-Pert")for aggregate consideration of approximately $10,000,000, consisting of $3,000,000 cash, a note payable to the selling shareholders in the amount of approximately $6,000,000, and 200,000 shares of the Company's common stock. The acquisition of X-Pert by the Company has been recorded using the purchase method of accounting, pursuant to which the operating results of X-Pert will be included in the Company's consolidated results of operations from the date of acquisition.

      The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 1995 presents the results of operations of the Company as if the acquisition of X-Pert had occurred on January 1, 1994.

      The unaudited pro forma statement of operations is based on available information and certain assumptions and estimates described in the notes to unaudited pro forma statement of operations, and are subject to change. This statement does not purport to be indicative of the results of operations of the Company that might have occurred nor are they indicative of future results. Furthermore, the unaudited pro forma statement of operations does not reflect changes which may occur as the result of post-combination activities and other matters.

      The unaudited pro forma financial statements should be read in conjunction with the (i) the historical financial statements of the Company as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992, which are included in the Company's annual report on Form 10-K for the year ended December 31, 1994, previously filed with the Commission, (ii) the historical financial statements of X-Pert as of February 28, 1995 and March 31, 1994, and for the eleven months ended February 28, 1995 and the year ended March 31, 1994, which are included in the Company's Current Report on Form 8-K/A filed with the Commission on June 2, 1995 and (iii) the unaudited pro forma statement of operations for the year ended December 31, 1994, which is included in the Company's Current Report on Form 8-K/A filed with the Commission on June 2, 1995.





















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                        PRIDE PETROLEUM SERVICES, INC.
                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                   (In thousands, except per share amounts)

                                    HISTORICAL
                               --------------------   PRO FORMA
                                 PRIDE     X-PERT    ADJUSTMENTS   PRO FORMA
                               ---------  ---------   ---------    ---------

REVENUES                       $ 198,512  $   1,993                $ 200,505

COSTS AND EXPENSES
  Operating costs. . . . . .     143,376      1,203                  144,579
  Depreciation and
    amortization . . . . . .      12,077        128                   12,205
  Selling, general and
    administrative . . . . .      23,620        431   $    (42)(a)    24,009
                               ---------  ---------                ---------

EARNINGS FROM OPERATIONS . .      19,439        231                   19,712

OTHER INCOME (EXPENSE)
  Other income (expense) . .       1,640         38                    1,678
  Interest income. . . . . .         577         --                      577
  Interest expense . . . . .      (4,689)       (19)       (84)(b)    (4,792)
                               ---------  ---------                ---------
    Total other income . . .      (2,472)        19                   (2,537)
                               ---------  ---------                ---------

EARNINGS BEFORE INCOME TAXES      16,967        250                   17,175

INCOME TAX PROVISION . . . .       5,740         74          5 (C)     5,819
                               ---------  ---------                ---------

NET EARNINGS . . . . . . . .   $  11,227  $     176                $  11,356
                               =========  =========                =========

NET EARNINGS PER SHARE . . .   $     .44                           $     .45
                               =========                           =========

WEIGHTED AVERAGE COMMON
  SHARES AND COMMON SHARE
  EQUIVALENTS OUTSTANDING. .      25,280                     59(D)    25,339
                               =========                           =========

                The accompanying notes are an integral part of
                     the pro forma financial statements.










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                        PRIDE PETROLEUM SERVICE, INC.

              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


NOTE 1.  BACKGROUND

      In March 1995, Pride Petroleum Services, Inc. (the "Company" or "Pride") acquired all of the outstanding capital stock of X-Pert Enterprises, Inc. ("X-Pert")for aggregate consideration of approximately $10,000,000, consisting of $3,000,000 cash, a note payable to the selling shareholders in the amount of approximately $6,000,000, and 200,000 shares of the Company's common stock. The acquisition of X-Pert by the Company has been recorded using the purchase method of accounting, pursuant to which the operating results of X-Pert will be included in the Company's consolidated results of operations from the date of acquisition.

NOTE 2.  BASIS OF PRESENTATION

      The accompanying unaudited pro forma statement of operations for the year ended December 31, 1994 presents the results of operations of the Company as if the acquisition of X-Pert had occurred on January 1, 1994.

      The accompanying unaudited pro forma statement of operations has been prepared using the results of operations of X-Pert for the two month period ended February 28, 1995. Operating results for X-Pert subsequent to February 28, 1995 are included in the Company's consolidated results of operations.

      Net earnings per share have been computed based on the weighted average number of common shares and common share equivalents outstanding during the nine months ended September 30, 1995, assuming the acquisition of X-Pert by the Company was completed on January 1, 1994. Common share equivalents include the number of shares issuable upon the exercise of stock options and warrants, less the number of shares that could have been repurchased with the exercise proceeds, using the treasury stock method. Fully diluted net earnings per share have not been presented as the results are not materially different.

NOTE 3.  MANAGEMENT ASSUMPTIONS

      The unaudited pro forma statement of operations reflects the following pro forma adjustments related to the acquisition of X-Pert by the Company:

      (a) Estimated reduction in selling, general and administrative expenses resulting from combination of duplicate administrative functions, reduction in personnel and other factors.

      (b) Estimated increase in interest expense resulting from the issuance of a note payable to the selling shareholders.

      (c) Estimated income tax effects of the pro forma adjustments included herein, based on an estimated combined effective federal and state income tax rate of 37.96%.

      (d) To reflect the issuance of 200,000 shares of the Company's common stock in connection with the acquisition.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRIDE PETROLEUM SERVICES, INC.



                                           By:         PAUL A. BRAGG
                                              -------------------------------
                                                      (Paul A. Bragg)
                                               Vice President, Treasurer and
                                                  Chief Financial Officer

Date:  January 22, 1996








































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